Businesses Acquired - Schedule of Unaudited Pro Forma, Combined Statement of Income Data (Detail) $ / shares in Units, $ in Thousands	12 Months Ended
Dec. 31, 2014 USD ($) $ / shares
Business Combination Increase Decrease To Reflect Liabilities Acquired At Fair Value [Abstract]
Revenues | $	$ 657,799
Net income | $	$ 20,999
Earnings per share:
Basic | $ / shares	$ 0.48
Diluted | $ / shares	$ 0.47